Exhibit 10.70

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE HORIZON

THERAPEUTICS PLC HAS DETERMINED THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO

HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO THE SUPPLY AGREEMENT

THIS SECOND AMENDMENT (“Amendment”) is entered into effective this 22nd day of January 2021, (“Effective Date”) by and between Horizon Therapeutics Ireland DAC, f/k/a Horizon Pharma Ireland Limited (“Horizon”), an Irish company with its principal place of business at and NOF CORPORATION (“NOF”), a Japanese company with its principal place of business at 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, 150-6019, Japan.

WHEREAS, Horizon and NOF have entered into a SUPPLY AGREEMENT effective August 3, 2015, as amended (“Agreement”); and

WHEREAS, Horizon and NOF now desire to amend the Agreement pursuant to Section 9.4 thereof;

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, Horizon and NOF hereby agree as follows:

1.	Section 3.5, Minimum Purchase, is hereby replaced in its entirety with the following:

“Horizon shall be required to order at least [***] of the Activated PEG during every Period (“Minimum Purchase Obligation”) and NOF shall agree to make available to Horizon [***] of the Activated PEG during every Period. Notwithstanding the foregoing, Horizon may terminate the Minimum Purchase Obligation with [***] months prior written notice to NOF. If Horizon exercises the option, Horizon shall pay to NOF as a one-time payment an amount of [***] percent ([***]%) of the Minimum Purchase Obligation for the Period in which the termination notice becomes effective. After the period of [***] months of a Period, Horizon shall not exercise the option for the Period, and Horizon shall order or pay [***] percent ([***]%) of the Minimum Purchase Obligation. For definition purposes, “Period” shall mean [***].”

and Exhibit B, CREALTA’s Minimum Purchase Obligations on a per Year basis, shall be deleted.

2.	Section 3.9, Performance of this Agreement by NOF’s Subsidiary is hereby replaced in its entirety with the following:

“NOF may have NOF EUROPE GmbH, NOF’s subsidiary company, duly organized under the laws of Germany, and having its principal office at Hamburger Allee 2-4, 60486, Frankfurt am Main Germany (“NEG”) perform some part of this Agreement as NOF’s distributor, provided, however, that NOF shall impose the applicable same obligations as those imposed on NOF under this Agreement on NEG. NOF shall be responsible for any performance of the obligations under this Agreement by NEG.”

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

3.	Section 5.1, Warranties, (b) is hereby replaced in its entirety with the following:

“To actual knowledge of NOF after reasonable search, no technology used in the manufacture of Activated PEG is the subject of any third party intellectual property rights but NOF shall not warrant that the Activated PEG and the technology shall be free from any claims of infringement upon patents and any other intellectual property rights of any third party.”

4.	Section 5.8, Limitation on Liability., is hereby replaced in its entirety with the following:

“Notwithstanding the foregoing provisions to the contrary, both Parties agree that NOF’s liability arising from or in connection with any claim under this Agreement including Section 5.4 above/or relative to the Activated PEG shall be limited to [***] or [***] US dollars ($[***]) for any particular Year in which such claim is made against NOF, whichever is less.”

5.	Section 8.1, Term, is hereby replaced in its entirety with the following:

“Unless earlier terminated under the provisions hereof, the term of this Agreement (“Term of Agreement”) shall be commencing on the Effective Date and ending on October 31, 2024.

6.	Section 8.4, Termination for Convenience, is hereby amended by deleting the phrase “twenty-four (24) months” and replacing with the phrase “thirty-six (36) months.”

7.	Section 8.5 is hereby replaced in its entirety with the following:

“Effect of Termination caused by Horizon. If NOF terminates this Agreement pursuant to Section 8.2, Horizon shall pay to NOF (i) the Minimum Purchase Obligation remaining to be ordered for the Period in which the termination notice becomes effective and (ii) aggregate of the Minimum Purchase Obligation to be ordered for each Period thereafter until the end of the original Term of this Agreement as stipulated in Section 8.1 (or the extended Term, if the Term is extended) .

8.	Section 8.6, Effect of Termination on Additional Supply of Activated PEG, is hereby replaced in its entirety with the following:

“If Horizon terminates this Agreement pursuant to Section 8.2, then NOF shall, at Horizon’s sole election, supply to Horizon such amounts of Activated PEG that Horizon may order through the effective date of such termination in accordance with such Forecasts and Firm Forecasts as may be submitted according to the terms of this Agreement. Furthermore, at Horizon’s election, NOF agrees that it shall supply to Horizon additional quantities of Activated PEG as Horizon may require for up to an additional period of twenty-four (24) months subsequent to the effective date of termination, provided, however, Horizon shall provide NOF with

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

Forecasts, Firm Forecasts and purchase orders setting forth the quantities of Activated PEG to be supplied by NOF pursuant to this provision in accordance with the terms of this Agreement.”

9.	Contact details in Section 9.3 of the Agreement shall be replaced with:

If to HORIZON, addressed to:

Horizon Therapeutics Ireland DAC

Connaught House, 1st Floor

1 Burlington Road

Dublin D04 C5Y6, Ireland

Att: Legal Department

Fax:

If to NOF, addressed to:

NOF Europe GmbH

Hamburger Allee 2-4

60486 Frankfurt am Main

Germany

Att:

Fax:

10.	Any capitalized terms used herein and not defined herein are as defined in the Agreement.

11.	All other Agreement terms and conditions shall remain unchanged and in full force and effect during the term thereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties to this Amendment indicate their agreement effective as of the date set forth at the beginning of this Amendment by signing below.

Horizon Therapeutics Ireland DAC		NOF CORPORATION

By:	/s/ Alan MacNeice	By:	/s/ Tsuneharu Miyazaki
	(Signed)		(Signed)

Name:	Alan MacNeice	Name:	Tsuneharu Miyazaki
(Typed)

Title:	Director	Title:	Managing Executive Officer, General Manager DDS Development Division

[SIGNATURE PAGE TO AMENDMENT NO.2]